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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2004, PROVIDING FOR THE ISSUANCE OF
                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FFH1
                  ASSET-BACKED CERTIFICATES, SERIES 2004-FFH1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-111379         06-1442101
           --------                    ----------         ----------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
         ----------------------                                 -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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


                                       -2-

Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled First Franklin Mortgage Loan Trust 2004-FFH1, Asset-Backed Certificates, Series 2004-FFH1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003, among the Registrant as depositor, HomEq Servicing Corporation as servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the First Franklin Mortgage Loan Trust 2004-FFH1 Asset-Backed Certificates, Series 2004-FFH1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits


         Exhibit No.                                        Description
         -----------                                        -----------
             99.2                   Collateral Term Sheets (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of First Franklin Mortgage Loan Trust 2004-FFH1, Asset-Backed
                                    Certificates, Series 2004-FFH1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2004

                                           FINANCIAL ASSET SECURITIES CORP.


                                           By: /s/ Frank Skibo
                                               ----------------------------
                                           Name:   Frank Skibo
                                           Title:  Senior Vice-President

                                                 Index to Exhibits




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.2           Collateral Term Sheets (as defined in Item 5) that                             P
                       have been provided by Greenwich Capital Markets,
                       Inc. to certain prospective purchasers of First
                       Franklin Mortgage Loan Trust 2004-FFH1, Asset-
                       Backed Certificates, Series 2004-FFH1.

                                  EXHIBIT 99.2

                                 FILED BY PAPER